Media Relations Contact	Investor Relations Contact
Timothy G. Weir, APR	Todd Taylor
Director of Public Affairs, Communications & Marketing	Vice President and Treasurer
(812) 962-5128 | tweir@accuridecorp.com	(812) 962-5105 | ttaylor@accuridecorp.com

FOR IMMEDIATE RELEASE

Accuride Reports Solid Second Quarter 2016 Results
	Second Quarter 2016 Results:
o	Net income of $2.5 million, or $0.05 per share
o	Net sales of $164.1 million, down 11.5 percent from the second quarter of 2015
o	Adjusted EBITDA of $23.9 million, down 7.6 percent from the second quarter of 2015
	Lowering guidance range for revenue and narrowing guidance range for Adjusted EBITDA for the full year

EVANSVILLE, Ind. – July 26, 2016 – Accuride Corporation (NYSE: ACW) – a leading supplier of components to the North American and European commercial vehicle industries – today reported financial results for the second quarter ended June 30, 2016.

"Accuride delivered another solid quarter, as our core Wheels and Gunite business units continued to perform at world class operating levels and generate strong profitability," Accuride President and CEO Rick Dauch said.  "During the second quarter, our top line was impacted by significantly lower demand at Brillion, lower Class 8 production and lower pricing related to raw material pass through mechanisms.  Our strong operating performance and cost reduction initiatives enabled us to offset the revenue declines and expand EBITDA margins at Wheels and Gunite from 2015 levels.

"Looking at the second half of 2016, we expect to face headwinds from continued weak demand in Brillion's end markets and lower North American Class 8 truck demand, which should be somewhat offset by healthy Class 5-7 and Trailer market segments.  In addition, we expect to partially offset the impact of rising steel prices on margins by continuing to deliver strong operational performance across our business units.

"Due to these factors, we are lowering our full-year guidance for revenue to the range of $625 million to $650 million.  We are narrowing our full-year guidance for Adjusted EBITDA to the range of $65 million to $75 million, as we continue to manage performance across all of our business units.  We'll continue to take pre-emptive actions to maintain margins and profitability in order to achieve break-even or better free cash flow and protect our liquidity during this period of lower demand," Dauch added.

Second Quarter 2016 Results
Second quarter 2016 net sales were $164.1 million, which was a decrease of  $21.3 million, or 11.5 percent, compared to net sales of $185.4 million for the three months ended June 30, 2015.  The decrease was driven by $6.3 million related to the continued softness in demand at our Brillion business unit, $12.0 million in pricing related to the pass-through of lower raw material costs and $13.8 million due to lower demand in North American wheels and brake drums.  Partially offsetting those decreases were $10.8 million in net sales related to our majority investment in Gianetti Ruote.

Accuride's operating income was $11.5 million, down $2.7 million, compared to operating income of $14.2 million in the second quarter of 2015. This was primarily due to the incremental margin loss on the lower product demand which was partially offset by lower corporate spending.  The Company reported net income from continuing operations attributable to shareholders of $2.5 million, or $0.05 per share, compared to net income of $6.3 million, or $0.13 per share, in the second quarter of 2015.  Second quarter Adjusted EBITDA was $23.9 million, or 14.6 percent of net sales, compared to $25.9 million, or 14.0 percent of net sales, in the same quarter of 2015.

Second Quarter Business Segment Results

Wheels
Wheels segment net sales were $104.4 million, down $9.9 million, or 8.7 percent, from the same period in 2015. The second quarter of 2016 included $10.8 million in net sales related to our majority investment in Gianetti Ruote that occurred in November 2015.  Excluding the net sales from Gianetti Ruote, the Wheels segment net sales were down $20.7 million, or 18.2 percent, from the same period in 2015.  The decrease is primarily related to the pass-through of lower material costs of $9.2 million, coupled with a decrease in production volume from our OEM customers and reduced demand from our aftermarket customers of $11.5 million.  Wheels' Adjusted EBITDA was $24.7 million which was a decrease of $1.4 million, or 5.3 percent, from the second quarter of 2015. Despite the decline in net sales, Adjusted EBITDA as a percentage of net sales improved to 23.7% in the second quarter of 2016.

Gunite
Gunite segment net sales of $43.5 million were down $3.5 million, or 7.4 percent, from the second quarter of 2015. This decrease is largely attributable to the pass-through of lower material costs of $1.3 million, coupled with lower OEM production and slightly less aftermarket demand of $2.2 million.   Gunite's Adjusted EBITDA was $8.3 million, which was a decrease of $0.4 million, or 4.9 percent from the second quarter of 2015.  Despite the decline in net sales, Adjusted EBITDA as a percentage of net sales improved to 19.0% in the second quarter of 2016.

Brillion Iron Works
Brillion Iron Works segment net sales of $16.2 million were down $7.8 million, or 32.6 percent, from the second quarter of 2015. This was primarily due to lower demand in industrial manufacturing, agriculture, mining, and oil and gas markets of $6.3 million, as well as $1.5 million related to the pass-through of lower material costs during the period.
Brillion's Adjusted EBITDA was a negative $1.7 million, a decrease of $1.4 million, from the second quarter of 2015.

Liquidity and Debt
As of June 30, 2016, total debt was $315.5 million, consisting of $305.3 million of the outstanding 9.5% senior secured notes, net of discount and debt issuance costs, and $10.2 million in short term obligations related to the majority interest in Gianetti.  As of June 30, 2016, Accuride had $27.8 million of cash plus $49.9 million in availability under its ABL Credit Facility for total liquidity of $77.7 million.

2016 Financial Guidance
Accuride expects 2016 revenue to be in the range of $625 million to $650 million, with Adjusted EBITDA in the range of $65 million to $75 million.  Accuride also expects free cash flow for 2016 to be roughly breakeven.  The Company is basing these expectations for 2016 guidance on the following projections for North American commercial vehicle production and other key assumptions for the year:

·	North American Class 8 production levels in the range of 220,000 to 235,000 units
·	North American Class 5-7 production levels in the range of 220,000 to 240,000 units
·	North American Trailer production in the range of 270,000 to 290,000 units
·	European heavy- and medium-duty truck builds in the range of 510,000 to 530,000 units
·	Commercial vehicle aftermarket generally flat versus prior year
·	Brillion business unit net sales down 25 percent to 30 percent versus prior year
·	Full year consolidation of Gianetti Ruote

Earnings Conference Call Information
Accuride will host a conference call to discuss the financial and operational results of its Second Quarter Fiscal Year 2016 on Tuesday, July 26, 2016, beginning at 9:00 a.m. CDT.  Analysts and investors may access the conference call by dialing (877) 543-8122 in the United States, or (615) 247-0091 internationally, and using participant code 48742818.  A live webcast of the call will be available at the Accuride website Investors section: www.AccurideCorp.com/investors.  A replay will be available from noon CDT on July 26, 2016 until 11:59 p.m. CDT, August 2, 2016, by calling (855) 859-2056 in the United States, or (404) 537-3406 internationally, using access code 48742818.

About Accuride Corporation
With headquarters in Evansville, Ind., USA, Accuride Corporation is a leading supplier of components to the North American and European commercial vehicle industries.  The company's products include commercial vehicle wheels; wheel-end components and assemblies; and specialty cast-iron components for a range of agricultural, construction and mining, and oil and gas equipment applications.  The company's products are marketed under its brand names, which include Accuride®, Accuride Wheel End Solutions™, Gunite®, Gianetti Ruote™ and Brillion™.  Accuride's common stock trades on the New York Stock Exchange under the ticker symbol ACW. For more information, visit the Company's website at http://www.accuridecorp.com.

Forward-Looking Statements
Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs, and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Three Months Operating Results
(UNAUDITED)

	Three Months Ended June 30,
(Dollars in thousands)	2016		2015

Net sales:
Wheels	$104,407	63.6%	$114,356	61.7%
Gunite	43,525	26.5%	47,006	25.4%
Brillion Iron Works	16,184	9.9%	24,018	12.9%
Total net sales	$164,116	100.0%	$185,380	100.0%

Gross Profit	$23,258	14.2%	$25,906	14.0%

Income (Loss) from Operations:
Wheels	$14,965	14.3%	$17,405	15.2%
Gunite	6,827	15.7%	7,338	15.6%
Brillion Iron Works	(2,824)	(17.4)%	(1,470)	(6.1)%
Corporate / Other	(7,477)	—	(9,089)	—
Consolidated Total	$11,491	7.0%	$14,184	7.7%

Net Income	$2,462	1.5%	$6,339	3.4%

Adjusted EBITDA:
Wheels	$24,709	23.7%	$26,090	22.8%
Gunite	8,268	19.0%	8,694	18.5%
Brillion Iron Works	(1,669)	(10.3)%	(256)	(1.1)%
Corporate / Other	(7,380)	—	(8,625)	—
Consolidated Total	$23,928	14.6%	$25,903	14.0%

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Six Months Operating Results
(UNAUDITED)

	Six Months Ended June 30,
(Dollars in thousands)	2016		2015

Net sales:
Wheels	$209,790	64.5%	$222,692	60.3%
Gunite	82,238	25.3%	84,746	23.0%
Brillion Iron Works	33,030	10.2%	61,601	16.7%
Total net sales	$325,058	100.0%	$369,039	100.0%

Gross Profit	$38,557	11.9%	$46,837	12.7%

Income (Loss) from Operations:
Wheels	$26,115	12.4%	$30,657	13.8%
Gunite	9,886	12.0%	10,079	11.9%
Brillion Iron Works	(6,193)	(18.7)%	726	1.2%
Corporate / Other	(15,899)	—	(17,950)	—
Consolidated Total	$13,909	4.3%	$23,512	6.4%

Net Income (Loss)	$(2,282)	(0.7)%	$5,751	1.6%

Adjusted EBITDA:
Wheels	$45,439	21.7%	$48,319	21.7%
Gunite	12,736	15.5%	12,770	15.1%
Brillion Iron Works	(3,897)	(11.8)%	3,125	5.1%
Corporate / Other	(15,365)	—	(17,026)	—
Consolidated Total	$38,913	12.0%	$47,188	12.8%

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ACCURIDE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands except per share data)	2016	2015	2016	2015

NET SALES	$164,116	$185,380	$325,058	$369,039
COST OF GOODS SOLD	140,858	159,474	286,501	322,202
GROSS PROFIT	23,258	25,906	38,557	46,837
OPERATING EXPENSES:
Selling, general and administrative	11,767	11,722	24,648	23,325
INCOME FROM OPERATIONS	11,491	14,184	13,909	23,512
OTHER INCOME (EXPENSE):
Interest expense, net	(8,405)	(8,354)	(16,806)	(16,704)
Other income (loss), net	(497)	(84)	564	(1,256)
INCOME (LOSS) BEFORE INCOME TAXES FROM CONTINUING OPERATIONS	2,589	5,746	(2,333)	5,552
INCOME TAX PROVISION (BENEFIT)	455	(378)	756	8
INCOME (LOSS) FROM CONTINUING OPERATIONS	2,134	6,124	(3,089)	5,544
DISCONTINUED OPERATIONS, NET OF TAX	—	215	—	207
NET INCOME (LOSS)	2,134	6,339	(3,089)	5,751
NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	(328)	—	(807)	—
NET INCOME (LOSS) ATTRIBUTABLE TO STOCKHOLDERS	$2,462	$6,339	$(2,282)	$5,751
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
Defined benefit plans and foreign currency	(305)	17,566	(1,054)	18,840
COMPREHENSIVE INCOME (LOSS)	$2,157	$23,905	$(3,336)	$24,591

EARNINGS PER SHARE ATTRIBUTABLE TO STOCKHOLDERS
Weighted average common shares outstanding—basic	48,307	47,991	48,204	47,907
Basic income (loss) per share-continuing operations	0.05	0.13	(0.05)	0.12
Basic income per share-discontinued operations	—	—	—	—
Basic income (loss) per share	$0.05	$0.13	$(0.05)	$0.12
Weighted average common shares outstanding—diluted	49,189	49,286	48,644	48,554
Diluted income (loss) per share-continuing operations	0.05	0.13	(0.05)	0.12
Diluted income per share-discontinued operations	—	—	—	—
Diluted income (loss) per share	$0.05	$0.13	$(0.05)	$0.12

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ACCURIDE CORPORATION
CONSOLIDATED ADJUSTED EBITDA
(UNAUDITED)

	Three Months Ended June 30,
(In thousands)	2016	2015

Net income	$2,134	$6,339
Income tax provision (benefit)	455	(378)
Interest expense, net	8,405	8,354
Depreciation and amortization	11,342	10,413
Noncontrolling interest	215	—
Restructuring, severance and other charges[1]	425	531
Other items related to our credit agreement[2]	952	644
Adjusted EBITDA	$23,928	$25,903

Note:
1)
For the three months ended June 30, 2016, Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, noncontrolling interest in subsidiaries, plus $0.4 million in costs associated with restructuring items. For the three months ended June 30, 2015, Adjusted EBITDA represents net income before net interest expense, income tax benefit, depreciation and amortization, plus $0.5 million in costs associated with restructuring items.

2)
Items related to our credit agreement refer to amounts utilized in the calculation of financial covenants in Accuride's senior credit facility. For the three months ended June 30, 2016, items related to our credit agreement consisted of foreign currency losses/(gains) and other income or expenses of $1.0 million. For the three months ended June 30, 2015, items related to our credit agreement consisted of foreign currency losses/(gains) and other income or expenses of $0.6 million.

	Six Months Ended June 30,
(In thousands)	2016	2015

Net income (loss)	$(3,089)	$5,751
Income tax provision	756	8
Interest expense, net	16,806	16,704
Depreciation and amortization	22,357	21,009
Noncontrolling interest	569	—
Restructuring, severance and other charges[1]	1,009	1,239
Other items related to our credit agreement[2]	505	2,477
Adjusted EBITDA	$38,913	$47,188

Note:
3)
For the six months ended June 30, 2016, Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, noncontrolling interest in subsidiaries, plus $1.0 million in costs associated with restructuring items. For the six months ended June 30, 2015, Adjusted EBITDA represents net income before net interest expense, income tax benefit, depreciation and amortization, plus $1.2 million in costs associated with restructuring items.

4)
Items related to our credit agreement refer to amounts utilized in the calculation of financial covenants in Accuride's senior credit facility. For the six months ended June 30, 2016, items related to our credit agreement consisted of foreign currency losses/(gains) and other income or expenses of $0.5 million. For the six months ended June 30, 2015, items related to our credit agreement consisted of foreign currency losses/(gains) and other income or expenses of $2.5 million.

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ACCURIDE CORPORATION
SEGMENT ADJUSTED EBITDA RECONCILIATION
(UNAUDITED)

	Three Months Ended June 30, 2016
(In thousands)	Income (loss) from Operations	Depreciation and Amortization	Other	Adjusted EBITDA
Wheels	$14,965	$8,329	$1,415	$24,709
Gunite	6,827	1,191	250	8,268
Brillion Iron Works	(2,824)	1,125	30	(1,669)
Corporate / Other	(7,477)	685	(588)	(7,380)
Discontinued Operations	—	—	—	—
Consolidated Total	$11,491	$11,330	$1,107	$23,928

	Three Months Ended June 30, 2015
(In thousands)	Income (loss) from Operations	Depreciation and Amortization	Other	Adjusted EBITDA
Wheels	$17,405	$7,485	$1,200	$26,090
Gunite	7,338	1,106	250	8,694
Brillion Iron Works	(1,470)	1,184	30	(256)
Corporate / Other	(9,089)	627	(163)	(8,625)
Discontinued Operations	(11)	11	—	—
Consolidated Total	$14,173	$10,413	$1,317	$25,903

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	Six Months Ended June 30, 2016
(In thousands)	Income (loss) from Operations	Depreciation and Amortization	Other	Adjusted EBITDA
Wheels	$26,115	$16,355	$2,969	$45,439
Gunite	9,886	2,350	500	12,736
Brillion Iron Works	(6,193)	2,236	60	(3,897)
Corporate / Other	(15,899)	1,404	(870)	(15,365)
Discontinued Operations	—	—	—	—
Consolidated Total	$13,909	$22,345	$2,659	$38,913

	Six Months Ended June 30, 2015
(In thousands)	Income (loss) from Operations	Depreciation and Amortization	Other	Adjusted EBITDA
Wheels	$30,657	$30,856	$(13,194)	$48,319
Gunite	10,079	4,567	(1,876)	12,770
Brillion Iron Works	726	9,159	(6,760)	3,125
Corporate / Other	(17,950)	2,583	(1,659)	(17,026)
Discontinued Operations	(21)	21	-	-
Consolidated Total	$23,491	$47,186	$(23,489)	$47,188

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, noncontrolling interest in subsidiaries, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

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ACCURIDE CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30,	December 31,
(In thousands)	2016	2015

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$27,831	$29,759
Customer and other receivables	70,525	65,980
Inventories	39,744	47,792
Other current assets	8,387	8,399
Total current assets	146,487	151,930
PROPERTY, PLANT AND EQUIPMENT, net	216,211	224,762
OTHER ASSETS:
Goodwill and other assets	225,522	226,927
TOTAL	$588,220	$603,619
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$61,958	$71,782
Short term debt obligations	10,192	10,286
Other current liabilities	39,347	39,830
Total current liabilities	111,497	121,898
LONG-TERM DEBT	305,354	304,254
OTHER LIABILITIES	103,805	106,613
STOCKHOLDERS' EQUITY:
Total stockholders' equity	67,564	70,854
TOTAL	$588,220	$603,619